UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2021

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey 08057
(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	TRHC	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2021, Tabula Rasa HealthCare, Inc. (the “Company”) announced the appointment of Brian W. Adams as Co-President of the Company. While Mr. Adams’ appointment as the Company’s Co-President is effective immediately, he will continue to serve as the Company’s Chief Financial Officer (“CFO”) while a national search is conducted to identify his replacement.

Mr. Adams, 40, has served as the Company’s CFO since 2014. Previously, from 2011 to 2014, he served as Vice President of Finance and Director of Finance for CareKinesis, Inc. (“CareKinesis”). Prior to joining CareKinesis, from 2007 to 2011, Mr. Adams served as Senior Financial Analyst, Manager of Finance and Associate Director of Finance and Accounting at KPMG LLP, and from 2005 to 2007, he was the Manager of Financial Planning and Analysis at excelleRx, Inc. Mr. Adams graduated from The University of Richmond, Robins School of Business with a Bachelor of Science in Business Administration with a concentration in finance.

Any material changes or amendments to Mr. Adams’ compensation arrangements in connection with his appointment to Co-President have not yet been determined. In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company intends to file an amendment to this Current Report on Form 8-K if and when such information is available.

Item 7.01 Regulation FD Disclosure.

On November 8, 2021, the Company issued a press release announcing Mr. Adams’ appointment as the Company’s Co-President. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information reported in this Item 7.01 (including Exhibit 99.1) is furnished to and not “filed” with the Securities and Exchange Commission for the purposes of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Tabula Rasa HealthCare, Inc., dated November 8, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: November 12, 2021